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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement      [ ]     Confidential, for Use of the
                                                Commission  Only  (as  permitted
                                                by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   KEVCO, INC.
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                (Name of Registrant as Specified in its Charter)

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      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
          [X] No fee required.
          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.
          (1) Title of each class of securities to which transaction applies:

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          (2) Aggregate number of securities to which transaction applies:

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          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

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          (4) Proposed maximum aggregate value of transaction:

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          (5) Total fee paid:

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          [ ] Fee paid previously with preliminary materials:

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          [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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          (1) Amount previously paid:

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          (2) Form, Schedule or Registration Statement No.:

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          (3) Filing Party:

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          (4) Date Filed:

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                                   KEVCO, INC.
                     1300 SOUTH UNIVERSITY DRIVE, SUITE 200
                          FORT WORTH, TEXAS 76107-5734

Dear Shareholder:

         We enclose a revised proxy card pertaining to our annual meeting of shareholders to be held June 16, 2000. This revised proxy card supercedes the proxy card previously distributed to you in its entirety and now includes the proposal to ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ended December 31, 2000.

                                          Very truly yours,


                                          /s/ JAMES A. JOHNSON

                                          James A. Johnson
                                          Executive Vice President and Secretary


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                                   PROXY CARD

                        PLEASE SIGN, DATE AND RETURN YOUR
                         PROXY CARD AS SOON AS POSSIBLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                   KEVCO, INC.


                                  JUNE 16, 2000


                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

         PLEASE MARK YOUR VOTES
[X]      AS IN THIS EXAMPLE

                                                         NOMINEE                 FOR           WITHHELD
                                                         -------
1.       ELECTION OF DIRECTORS                       Frederick B. Hegi, Jr.      [ ]              [ ]
                                                     Jerry E. Kimmel             [ ]              [ ]


                                                            FOR                AGAINST          ABSTAIN
2.       RATIFICATION OF THE                                [ ]                  [ ]              [ ]
         APPOINTMENT OF
         ERNST & YOUNG LLP AS OUR
         INDEPENDENT AUDITORS FOR
         THE FISCAL YEAR ENDING
         DECEMBER 31, 2000

                                                          I PLAN TO ATTEND MEETING                [ ]

The undersigned acknowledges receipt of (a) notice of annual meeting of shareholders, and (b) the accompanying proxy statement.

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD AND WILL BE VOTED IN ACCORDANCE WITH THE ABOVE SPECIFICATIONS. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

SIGNATURE                           DATE     , 2000
         ----------------------         -----
SIGNATURE                           DATE     , 2000  (Signature if held jointly)
         ----------------------         -----

PROXY INSTRUCTIONS:

1. Please sign exactly as the name or names appear on your stock certificate (as indicated hereon).

2. If the shares are issued in the name of two or more persons, all of them must sign the proxy.

3. A proxy executed by a corporation must be signed in its name by an authorized officer. Executors, administrators, trustees and partners should indicate their capacity when signing.